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EXHIBIT 21(a).  SUBSIDIARIES OF THE REGISTRANT

                                                            STATE OR OTHER
                                                            JURISDICTION OF
                                                             INCORPORATION
NAME                                                        OR ORGANIZATION
----                                                        ---------------

Irwin Union Bank and Trust Company                            Indiana
         Irwin Union Collateral, Inc.                         Indiana
         Irwin Union Realty Corporation                       Indiana
         Irwin Union Insurance, Inc.                          Indiana
         Irwin Union Securities, Inc.                         Indiana
         Irwin Funding Corp.                                  Delaware
         Irwin Funding Corp. II                               Delaware
         Irwin Union Advisory Services, Inc.                  Indiana
         Irwin Reinsurance Corporation                        Vermont
         Irwin International Corporation                      Edge Act
               Onset Capital Corporation                      Canada

IFC Mortgage Corporation                                      Indiana
         Irwin Mortgage Corporation                           Indiana

Irwin Union Investor Services, Inc.                           Indiana

Irwin Home Equity Corporation                                 Indiana
         IHE Funding Corp.                                    Delaware

Irwin Equipment Finance Corp.                                 Indiana
         Irwin Leasing Corporation                            Illinois

Irwin Union Bank, F.S.B.                                      Federal

Irwin Union Credit Insurance Corporation                      Arizona

IFC Capital Trust I                                           Delaware

IFC Capital Trust II                                          Delaware

IFC Capital Trust III                                         Delaware

Irwin Business Finance Corporation                            Indiana

Irwin Ventures LLC                                            Delaware
         Irwin Ventures SBIC LLC                              Delaware